UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report: November 4, 1996

Commission file number 0-20772

CYPROS PHARMACEUTICAL CORPORATION
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of
incorporation or organization)

33-0476164  (I.R.S. Employer Identification No.)

2714 Loker Avenue West
Carlsbad, California                           92008
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:
(619) 929-9500


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                      TABLE OF CONTENTS
ITEM
PAGE
 1.    Changes in Control of Registrant.                    *
 2.    Acquisition or Disposition of Assets.                3
 3.    Bankruptcy or Receivership.                          *
 4.    Changes in Registrant's Certifying Accountant.       *
 5.    Other Events.                                        *
 6.    Resignations of Registrant's Directors.              *
 7.    Financial Statements and Exhibits.
       (a) Financial statements of businesses acquired.     3
       (b) Pro forma financial information.                 3
       (c) Exhibits.
         a. Asset Purchase Agreement by and among Cypros Pharmaceutical Corporation and Schwarz
       Pharma, Inc. dated as of October 31, 1996
           b. Note and Security Agreement by and
       among Cypros Pharmaceutical Corporation and
       Schwarz Pharma, Inc. dated November 4, 1996
           c. Assumption Agreement by and among
       Schwarz Pharma, Inc. and Cypros Pharmaceutical
       Corporation dated November 4, 1996
           d. Trademark Assignment by and among
       Schwarz Pharma, Inc. and Cypros Pharmaceutical Corporation dated November 4, 1996
          e. Trademark Agreement by and amount Schwarz Pharma, Inc. and Cypros Pharmaceutical Corporation dated November 4, 1996
          f. Press release dated November 5, 1996

       Signatures                                           4

  *    No information provided due to inapplicability
       of item.
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ITEM 2. Acquisition or Disposition of Assets.
On November 4, 1996, the Company acquired the New Drug Application, the U.S. trademark for Ethamolin Injection (the "Ethamolin Assets") and the finished goods inventory on hand at closing from Schwarz Pharma, Inc., a Delaware corporation. The acquisition was accomplished in an arm's length negotiation through a purchase of assets and accounted for using the purchase method of accounting. The total purchase price was $3,382,642, of which the Company paid $2,086,642 in cash and issued a $1,200,000 note bearing interest at 8% per annum at closing. The principal and accrued interest on the note are due and payable on November 3, 1997. Repayment of the principal and interest on the note is secured by the Ethamolin Assets. The Company used its working capital to make the cash payment at closing.
ITEM 7. Financial Statements and Exhibits.
(a)   Financial statements of businesses acquired.
The audited financial statements of the Ethamolin product line of Schwarz Pharma, Inc. are not available. The Company will file them under cover of Form 8 not later than 60 days from the filing date of this Form 8-K.
(b)   Pro forma financial information.
The pro forma financial information required by this item includes the financial statements of the Ethamolin product line of Schwarz Pharma, Inc. for the fiscal year ended July 31, 1996. Such financial statements for that period are not available yet. The information required by this item will be filed by the Company at the same time as the information required in (a) above.
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(c)   Exhibits.

The following exhibits are included in this report:

      Exhibit Number                    Description
           10.1            Asset Purchase Agreement by and
among
                           Cypros PharmaceuticalCorporation
                           and Schwarz Pharma, Inc. dated as
                           of October 31, 1996

           10.2            Note and Security Agreement by and
                           among Cypros Pharmaceutical
                           Corporation and Schwarz Pharma,
                           Inc. dated November 4, 1996

           10.3            Assumption Agreement by and among
                           Schwarz Pharma, Inc. and Cypros
                           Pharmaceutical Corporation dated
                           November 4, 1996

           10.4            Trademark Assignment by and among
                           Schwarz Pharma, Inc. and Cypros
                           Pharmaceutical Corporation dated
                           November 4, 1996

          10.5 Trademark Agreement by and among Schwarz Pharma, Inc. and Cypros Pharmaceutical Corporated dated
                           November 4, 1996
           10.6            Press release dated November 5,
1996
SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 18, 1996

CYPROS PHARMACEUTICAL CORPORATION
(Signature)
David W. Nassif
Vice President, Chief Financial Officer and Secretary

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                                  EXHIBIT INDEX
   EXHIBIT NUMBER                  Description
PAGE

        10.1          Asset Purchase Agreement by and among
                      Cypros Pharmaceutical Corporation and
                      Schwarz Pharma, Inc. dated as of
                      October 31, 1996

        10.2          Note and Security Agreement by and
                      among Cypros Pharmaceutical
                      Corporation and Schwarz Pharma,
                      Inc. dated November 4, 1996

        10.3          Assumption Agreement by and among
                      Schwarz Pharma, Inc. and Cypros
                      Pharmaceutical Corporation dated
                      November 4, 1996

        10.4          Trademark Assignment by and among
                      Schwarz Pharma, Inc. and Cypros
                      Pharmaceutical Corporation dated
                      November 4, 1996

        10.5          Trademark Agreement by and amoung
                      Schwarz Pharma, Inc. and Cypros
                      Pharmaceutical Corporation dated
                      November 4, 1996

        10.6          Press release dated November 5,
1996

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